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                                                                   EXHIBIT 23(a)

                        CONSENT OF INDEPENDENT AUDITORS


          We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 1999 Equity Participation Plan of Libbey Inc. of our report dated January 28, 2000, included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                         /s/ Ernst & Young LLP
                                         ---------------------------------
                                         ERNST AND YOUNG LLP


Toledo, Ohio
October 30, 2000